SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 30, 2003
                                                          -------------



              FIRST CITIZENS BANCORPORATION OF SOUTH CAROLINA, INC.
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             (Exact name of registrant as specified in its charter)


        SOUTH CAROLINA                0-11172                    57-0738665
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  (State or other jurisdiction       (Commission                (IRS Employer
       of incorporation)             File Number)            Identification No.)


          1230 MAIN STREET
          COLUMBIA, SOUTH CAROLINA                     29201
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    (Address of principal executive offices)         (Zip Code)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (803)733-2659
                                                           -----------------


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     Registrant announced on June 30, 2003 that its wholly-owned subsidiary, First Citizens Bank and Trust Company of South Carolina, has entered into a definitive agreement to acquire four branches from an unrelated financial institution. A copy of Registrant's press release is attached as Exhibit 99.1 to this Report.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  EXHIBITS.  The following exhibit is being filed with this Report:

        EXHIBIT NO.                        EXHIBIT DESCRIPTION
     -----------------          -----------------------------------------

           99.1                 Copy of press release dated June 30, 2003




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   FIRST CITIZENS BANCORPORATION
                                      OF SOUTH CAROLINA, INC.
                                                (Registrant)



DATE: July 1, 2003                 BY:           /s/ Craig L. Nix
                                      ---------------------------
                                                 Craig L. Nix
                                                 Chief Financial Officer


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